EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

CWALT 2005-50CB                                                   MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool            411 records
All records                                                  Balance: 56,253,563
================================================================================


------------------------------------------------------------------------------------------------------------------------
                        Number                                                               Wtd
                            of       Aggregate   Percent of       Average                    Avg
                       Initial       Principal      Initial     Principal                    Calc       Calc
                      Mortgage         Balance     Mortgage   Outstanding                    Rem        FICO    Original
Mortgage Rates (%)       Loans     Outstanding         Pool       Balance        WAC        Term       Score         LTV
------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750                1       85,837.85         0.15     85,837.85      4.750         178         735       78.64
4.751 - 5.000                5      717,860.46         1.28    143,572.09      4.889         179         761       73.98
5.001 - 5.250                4      787,767.02         1.40    196,941.76      5.120         179         724       65.17
5.251 - 5.500              105   14,639,176.90        26.02    139,420.73      5.485         179         713       53.15
5.501 - 5.750              171   22,472,938.79        39.95    131,420.69      5.692         179         712       50.33
5.751 - 6.000              113   15,321,290.67        27.24    135,586.64      5.898         180         703       55.90
6.001 - 6.250               10    2,018,240.17         3.59    201,824.02      6.153         180         699       66.86
6.251 - 6.500                1       63,920.00         0.11     63,920.00      6.375         180         743       80.00
6.751 - 7.000                1      146,531.15         0.26    146,531.15      6.875         179           0       70.00
------------------------------------------------------------------------------------------------------------------------
Total:                     411   56,253,563.01       100.00    136,869.98      5.695         179         710       53.81
------------------------------------------------------------------------------------------------------------------------

Minimum: 4.750
Maximum: 6.875
Weighted Average: 5.695
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                           Number                                                               Wtd
                               of       Aggregate   Percent of       Average                    Avg
                          Initial       Principal      Initial     Principal                    Calc
Current Mortgage         Mortgage         Balance     Mortgage   Outstanding                    Rem        FICO    Original
Loan Amounts                Loans     Outstanding         Pool       Balance        WAC        Term       Score         LTV
---------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00             156   11,298,170.27        20.08     72,424.17      5.703         179         714       50.33
100,000.01 - 200,000.00       189   27,492,353.43        48.87    145,462.19      5.686         179         716       52.96
200,000.01 - 300,000.00        50   12,092,976.89        21.50    241,859.54      5.729         179         705       56.66
300,000.01 - 400,000.00        15    4,950,062.42         8.80    330,004.16      5.612         180         684       57.33
400,000.01 - 500,000.00         1      420,000.00         0.75    420,000.00      6.125         180         706       80.00
---------------------------------------------------------------------------------------------------------------------------
Total:                        411   56,253,563.01       100.00    136,869.98      5.695         179         710       53.81
---------------------------------------------------------------------------------------------------------------------------
Minimum: 30,000.00
Maximum: 420,000.00
Average: 136,869.98
---------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
E:\CAS A-E\countrywide\2005-50CB G4\cw-20050915-prelim tape.cas
                                Sep 15, 2005                   11:32 Page 1 of 6

CWALT 2005-50CB                                                   MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool            411 records
All records                                                  Balance: 56,253,563
================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                          Wtd
                     Number of      Aggregate  Percent of     Average                     Avg
                       Initial      Principal     Initial   Principal                     Calc
                      Mortgage        Balance    Mortgage Outstanding                     Rem        FICO    Original
FICO Score               Loans    Outstanding        Pool     Balance         WAC        Term       Score         LTV
---------------------------------------------------------------------------------------------------------------------
660 <=                      76  11,983,302.27       21.30  157,675.03        5.754        179         642       58.82
661 - 680                   63   8,567,700.19       15.23  135,995.24        5.708        179         670       52.31
681 - 700                   50   6,509,537.92       11.57  130,190.76        5.681        179         691       54.11
701 - 720                   54   6,318,518.00       11.23  117,009.59        5.703        179         710       52.36
721 >=                     168  22,874,504.63       40.66  136,157.77        5.662        179         766       52.07
---------------------------------------------------------------------------------------------------------------------
Total:                     411  56,253,563.01      100.00  136,869.98        5.695        179         710       53.81
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                          Wtd
                     Number of      Aggregate  Percent of     Average                     Avg
                       Initial      Principal     Initial   Principal                     Calc
                      Mortgage        Balance    Mortgage Outstanding                     Rem        FICO    Original
Type Program             Loans    Outstanding        Pool     Balance         WAC        Term       Score         LTV
---------------------------------------------------------------------------------------------------------------------
Reduced                    155  24,184,034.24       42.99  156,026.03       5.735         179         695       52.18
Preferred                   82  10,941,438.43       19.45  133,432.18       5.602         179         757       49.96
NINA                        88  10,602,175.46       18.85  120,479.27       5.706         179         700       48.69
Full                        40   5,047,922.07        8.97  126,198.05       5.676         179         707       73.20
SISA                        21   2,845,017.63        5.06  135,477.03       5.697         179         703       46.20
Alternative                 24   2,476,975.18        4.40  103,207.30       5.678         179         703       76.26
CLUES                        1     156,000.00        0.28  156,000.00       6.250         180         816       80.00
---------------------------------------------------------------------------------------------------------------------
Total:                     411  56,253,563.01      100.00  136,869.98       5.695         179         710       53.81
---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
E:\CAS A-E\countrywide\2005-50CB G4\cw-20050915-prelim tape.cas
                                Sep 15, 2005                   11:32 Page 2 of 6

CWALT 2005-50CB                                                   MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool            411 records
All records                                                  Balance: 56,253,563
================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                              Wtd
                     Number of       Aggregate   Percent of       Average                     Avg
Original               Initial       Principal      Initial     Principal                     Calc
Loan-to-Value         Mortgage         Balance     Mortgage   Outstanding                     Rem        FICO    Original
Ratio (%)                Loans     Outstanding         Pool       Balance         WAC        Term       Score         LTV
-------------------------------------------------------------------------------------------------------------------------
<= 50.00                   207   26,114,938.75        46.42    126,159.12       5.683         179         718       37.28
50.01 - 55.00               31    4,749,938.56         8.44    153,223.82       5.719         179         715       52.70
55.01 - 60.00               36    5,618,581.62         9.99    156,071.71       5.737         179         693       57.71
60.01 - 65.00               19    3,698,027.76         6.57    194,633.04       5.636         179         678       62.67
65.01 - 70.00               13    1,876,584.31         3.34    144,352.64       5.654         180         705       68.00
70.01 - 75.00               17    2,481,146.81         4.41    145,949.81       5.824         180         693       74.01
75.01 - 80.00               84   11,145,193.07        19.81    132,680.87       5.715         179         715       79.55
80.01 - 85.00                1       53,176.87         0.09     53,176.87       5.875         178         760       85.00
85.01 - 90.00                2      382,975.26         0.68    191,487.63       5.040         179         690       85.55
90.01 - 95.00                1      133,000.00         0.24    133,000.00       5.500         180         749       91.10
-------------------------------------------------------------------------------------------------------------------------
Total:                     411   56,253,563.01       100.00    136,869.98       5.695         179         710       53.81
-------------------------------------------------------------------------------------------------------------------------
Minimum: 6.67
Maximum: 91.10
Weighted Average by Current Balance:  53.81
-------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
E:\CAS A-E\countrywide\2005-50CB G4\cw-20050915-prelim tape.cas
                                Sep 15, 2005                   11:32 Page 3 of 6

CWALT 2005-50CB                                                   MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool            411 records
All records                                                  Balance: 56,253,563
================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                          Wtd
                     Number of      Aggregate  Percent of      Average                    Avg
                       Initial      Principal     Initial    Principal                    Calc
                      Mortgage        Balance    Mortgage  Outstanding                    Rem        FICO    Original
State                    Loans    Outstanding        Pool      Balance        WAC        Term       Score         LTV
---------------------------------------------------------------------------------------------------------------------
Alabama                      7     574,826.52        1.02    82,118.07      5.729         180         733       61.92
Alaska                       3     282,820.63        0.50    94,273.54      5.875         180         686       46.21
Arizona                     12   1,721,136.09        3.06   143,428.01      5.710         178         720       51.82
Arkansas                     4     556,527.16        0.99   139,131.79      5.675         180         726       56.22
California                  82  13,299,084.41       23.64   162,183.96      5.723         179         694       43.49
Colorado                     5     562,629.38        1.00   112,525.88      5.730         179         728       55.51
Connecticut                  5     819,075.94        1.46   163,815.19      5.664         179         718       43.06
Delaware                     1      52,217.89        0.09    52,217.89      5.875         179         690       80.00
District of Columbia         1     119,582.96        0.21   119,582.96      5.875         179         815       41.38
Florida                     42   6,013,038.98       10.69   143,167.59      5.714         179         703       52.44
Georgia                     12   1,422,215.75        2.53   118,517.98      5.648         180         738       63.89
Hawaii                       5     585,171.68        1.04   117,034.34      5.869         180         703       52.92
Idaho                        2     110,784.75        0.20    55,392.38      5.558         179         687       41.92
Illinois                    13   2,337,716.36        4.16   179,824.34      5.745         179         699       58.94
Indiana                      4     299,744.37        0.53    74,936.09      5.573         179         746       64.06
Kansas                       2     320,000.00        0.57   160,000.00      5.578         180         790       51.44
Kentucky                     2     155,000.00        0.28    77,500.00      5.613         180         811       47.54
Louisiana                    3     223,953.59        0.40    74,651.20      5.542         180         746       80.24
Maine                        2     443,623.19        0.79   221,811.60      5.736         179         650       60.22
Maryland                     3     531,825.27        0.95   177,275.09      5.817         180         674       40.78
Massachusetts                6   1,102,965.88        1.96   183,827.65      5.583         179         736       47.45
Michigan                    15   1,743,038.72        3.10   116,202.58      5.787         180         706       56.68
Minnesota                    4     410,320.63        0.73   102,580.16      5.753         180         776       39.65
Mississippi                  2     353,433.54        0.63   176,716.77      5.695         178         689       65.74
Missouri                     5     506,008.27        0.90   101,201.65      5.787         180         717       56.61
Montana                      1     148,000.00        0.26   148,000.00      5.750         180         721       80.00
Nebraska                     2      94,662.00        0.17    47,331.00      5.500         179         715       40.53
Nevada                       9   1,469,037.42        2.61   163,226.38      5.672         179         712       52.83
New Hampshire                3     357,875.00        0.64   119,291.67      5.635         180         742       68.54
New Jersey                  14   2,496,220.31        4.44   178,301.45      5.653         179         723       44.17
New Mexico                   4     587,156.40        1.04   146,789.10      5.793         180         698       68.93
New York                    11   1,900,727.21        3.38   172,793.38      5.707         179         707       36.23
North Carolina              11   1,000,200.35        1.78    90,927.30      5.743         179         697       63.82
Ohio                        10   1,005,250.52        1.79   100,525.05      5.584         180         701       71.04
Oklahoma                     2     290,177.19        0.52   145,088.60      5.750         179         727       62.80
Oregon                       9   1,135,069.62        2.02   126,118.85      5.669         179         700       69.76
Pennsylvania                13   1,323,761.20        2.35   101,827.78      5.666         180         721       58.45
South Carolina               2     146,366.25        0.26    73,183.13      5.750         179         692       64.22
Tennessee                   15   1,889,977.95        3.36   125,998.53      5.717         179         743       60.77
Texas                       38   4,462,986.47        7.93   117,447.01      5.613         179         704       71.92
Utah                         7   1,025,638.17        1.82   146,519.74      5.355         179         738       66.78
Virginia                     4     731,816.78        1.30   182,954.20      5.736         179         727       56.92
Washington                   9   1,140,936.06        2.03   126,770.67      5.707         178         731       55.08
---------------------------------------------------------------------------------------------------------------------
Continued...
---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
E:\CAS A-E\countrywide\2005-50CB G4\cw-20050915-prelim tape.cas
                                Sep 15, 2005                   11:32 Page 4 of 6

CWALT 2005-50CB                                                   MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool            411 records
All records                                                  Balance: 56,253,563
================================================================================


----------------------------------------------------------------------------------------------------------------------
.... continued
----------------------------------------------------------------------------------------------------------------------
                                                                                           Wtd
                     Number of      Aggregate   Percent of      Average                    Avg
                       Initial      Principal      Initial    Principal                    Calc
                      Mortgage        Balance     Mortgage  Outstanding                    Rem        FICO    Original
State                    Loans    Outstanding         Pool      Balance        WAC        Term       Score         LTV
----------------------------------------------------------------------------------------------------------------------
West Virginia                2     105,899.76         0.19    52,949.88      5.712         176         769       44.96
Wisconsin                    3     395,062.39         0.70   131,687.46      5.772         179         739       63.92
----------------------------------------------------------------------------------------------------------------------
Total:                     411  56,253,563.01       100.00   136,869.98      5.695         179         710       53.81
----------------------------------------------------------------------------------------------------------------------
Number of States Represented (including Washington D.C.): 45
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                            Number of      Aggregate   Percent of      Average                    Avg
                              Initial      Principal      Initial    Principal                    Calc
                             Mortgage        Balance     Mortgage  Outstanding                    Rem        FICO    Original
Loan Purpose                    Loans    Outstanding         Pool      Balance        WAC        Term       Score         LTV
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               206  29,091,233.29        51.71   141,219.58      5.712         179         705       48.63
Purchase                          112  14,458,204.79        25.70   129,091.11      5.734         179         722       66.01
Refinance - Rate Term              93  12,704,124.93        22.58   136,603.49      5.613         179         710       51.80
-----------------------------------------------------------------------------------------------------------------------------
Total:                            411  56,253,563.01       100.00   136,869.98      5.695         179         710       53.81
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                             Wtd
                         Number of     Aggregate  Percent of     Average                     Avg
                           Initial     Principal     Initial   Principal                     Calc
                          Mortgage       Balance    Mortgage Outstanding                     Rem        FICO    Original
Property Type                Loans   Outstanding        Pool     Balance         WAC        Term       Score         LTV
------------------------------------------------------------------------------------------------------------------------
Single Family Residence        303 40,550,967.06       72.09  133,831.57       5.682         179         707       52.49
PUD                             61  8,799,577.54       15.64  144,255.37       5.685         179         715       59.18
Condo                           30  4,222,798.78        7.51  140,759.96       5.784         179         734       56.98
2-4 Family                      17  2,680,219.63        4.76  157,659.98       5.785         179         717       51.28
------------------------------------------------------------------------------------------------------------------------
Total:                         411 56,253,563.01      100.00  136,869.98       5.695         179         710       53.81
------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
E:\CAS A-E\countrywide\2005-50CB G4\cw-20050915-prelim tape.cas
                                Sep 15, 2005                   11:32 Page 5 of 6

CWALT 2005-50CB                                                   MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool            411 records
All records                                                  Balance: 56,253,563
================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                                           Wtd
                     Number of      Aggregate   Percent of      Average                    Avg
                       Initial      Principal      Initial    Principal                    Calc
                      Mortgage        Balance     Mortgage  Outstanding                    Rem        FICO    Original
Occupancy Type           Loans    Outstanding         Pool      Balance        WAC        Term       Score         LTV
----------------------------------------------------------------------------------------------------------------------
Primary                    346  48,289,219.04        85.84   139,564.22      5.685         179         709       52.39
Investment                  38   4,091,426.91         7.27   107,669.13      5.674         179         718       65.93
Second Home                 27   3,872,917.06         6.88   143,441.37      5.849         179         715       58.73
----------------------------------------------------------------------------------------------------------------------
Total:                     411  56,253,563.01       100.00   136,869.98      5.695         179         710       53.81
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                           Wtd
                     Number of      Aggregate   Percent of      Average                    Avg
                       Initial      Principal      Initial    Principal                    Calc
Remaining Term to     Mortgage        Balance     Mortgage  Outstanding                    Rem        FICO    Original
Maturity (Months)        Loans    Outstanding         Pool      Balance        WAC        Term       Score         LTV
----------------------------------------------------------------------------------------------------------------------
121 - 180                  411  56,253,563.01       100.00   136,869.98      5.695         179         710       53.81
----------------------------------------------------------------------------------------------------------------------
Total:                     411  56,253,563.01       100.00   136,869.98      5.695         179         710       53.81
----------------------------------------------------------------------------------------------------------------------
Minimum: 159
Maximum: 180
Weighted Average: 179.2
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                           Wtd
                     Number of      Aggregate   Percent of      Average                    Avg
                       Initial      Principal      Initial    Principal                    Calc
Silent                Mortgage        Balance     Mortgage  Outstanding                    Rem        FICO    Original
Second Flag              Loans    Outstanding         Pool      Balance        WAC        Term       Score         LTV
----------------------------------------------------------------------------------------------------------------------
N                          351  48,441,515.63        86.11   138,010.02      5.698         179         707       52.38
Y                           60   7,812,047.38        13.89   130,200.79      5.680         179         728       62.68
----------------------------------------------------------------------------------------------------------------------
Total:                     411  56,253,563.01       100.00   136,869.98      5.695         179         710       53.81
----------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
E:\CAS A-E\countrywide\2005-50CB G4\cw-20050915-prelim tape.cas
                                Sep 15, 2005                   11:32 Page 6 of 6